Exhibit 99.2

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended						Year Ended
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,		Dec. 31,
	2007		2007	2007	2007	2006	2007		2006
PROFITABILITY
Net income (loss)	$(1,867)		$186	$830	$784	$1,058	$(67)		$3,558
Net interest income	2,047		2,014	2,034	2,081	1,998	8,177		8,121
Noninterest income	1,365		1,379	1,758	1,541	1,592	6,042		6,377
Noninterest expense	4,166		2,191	2,138	2,105	2,257	10,600		8,807
Diluted earnings per common share:
Income (loss) from continuing operations	$(2.19)		$0.20	$0.92	$0.86	$0.66	$(0.12)		$3.18
Income from discontinued operations	-		-	-	-	0.44	-		0.46
Net income (loss)	(2.19)		0.20	0.92	0.86	1.10	(0.12)		3.64
Diluted weighted average number of common shares outstanding
(in thousands)	855,532		876,002	893,090	899,706	955,817	866,183		975,406
Net interest margin	2.85%		2.86%	2.90%	2.79%	2.58%	2.85%		2.60%
Dividends declared per common share	$0.56		$0.56	$0.55	$0.54	$0.53	$2.21		$2.06
Book value per common share (period end)(1)	24.55		27.18	27.27	27.30	28.21	24.55		28.21
Return on average assets	(2.30	) %	0.23%	1.05%	0.95%	1.20%	(0.02	) %	1.02%
Return on average common equity	(32.64)		3.03	13.74	12.99	16.03	(0.42)		13.52
Efficiency ratio(2)(3)	122.13		64.55	56.38	58.13	62.87	74.55		60.75

ASSET QUALITY
Nonperforming assets(4)to total assets	2.17%		1.65%	1.29%	1.02%	0.80%	2.17%		0.80%
Allowance as a percentage of loans held in portfolio	1.05		0.80	0.73	0.71	0.72	1.05		0.72

CREDIT PERFORMANCE
Provision for loan losses	$1,534		$967	$372	$234	$344	$3,107		$816
Net charge-offs	747		421	271	183	136	1,623		510

CAPITAL ADEQUACY
Capital Ratios for WMI:
Tangible equity to total tangible assets(5)	6.67%		5.60%	6.07%	5.78%	6.04%	6.67%		6.04%
Tier 1 capital to average total assets(6)	6.84		5.86	6.09	5.87	6.35	6.84		6.35
Total risk-based capital to total risk-weighted assets(6)	12.35		10.67	11.04	11.17	11.77	12.35		11.77
Capital Ratios for WMB (well-capitalized minimum)(7):
Tier 1 capital to adjusted total assets (5.00%)	7.02		6.41	7.52	7.04	7.10	7.02		7.10
Adjusted Tier 1 capital to total risk-weighted assets (6.00%)	8.25		7.62	8.77	8.32	8.69	8.25		8.69
Total risk-based capital to total risk-weighted assets (10.00%)	12.12		11.26	12.80	12.37	12.56	12.12		12.56

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held in portfolio	$241,690		$227,348	$216,004	$222,617	$239,265	$226,968		$239,094
Total interest-earning assets(2)	287,988		283,263	279,836	295,700	314,784	286,666		312,178
Total assets	325,276		320,475	316,004	331,905	353,056	323,389		348,758
Total deposits	185,636		198,649	206,765	210,764	214,801	200,380		203,829
Total stockholders' equity	23,947		23,994	24,436	24,407	26,700	24,194		26,406
Period-end balance sheet:
Total loans held in portfolio, net	241,815		235,243	213,434	215,481	223,330	241,815		223,330
Total assets	327,913		330,110	312,219	319,985	346,288	327,913		346,288
Total deposits	181,926		194,280	201,380	210,209	213,956	181,926		213,956
Total stockholders' equity	24,584		23,941	24,210	24,578	26,969	24,584		26,969
Common shares outstanding at the end of period (in thousands)(8)	869,036		868,802	875,722	888,111	944,479	869,036		944,479
Employees at end of period	49,403		49,748	49,989	49,693	49,824	49,403		49,824

(1)	Excludes six million shares held in escrow.
(2)	Based on continuing operations.
(3)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(4)	Excludes nonaccrual loans held for sale.
(5)
Excludes unrealized net gain/loss on available-for-sale securities and cash flow hedging instruments, goodwill and intangible assets (except MSR) and the impact from the adoption and application of FASB Statement No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans.  Minority interests of $3.92 billion for December 31, 2007, $2.94 billion for September 30, 2007 and June 30, 2007, and $2.45 billion for March 31, 2007 and December 31, 2006 are included in the numerator.

(6)	The capital ratios are estimated as if Washington Mutual, Inc. were a bank holding company subject to Federal Reserve Board capital requirements.
(7)	Capital ratios for Washington Mutual Bank ("WMB") at December 31, 2007 are preliminary.
(8)	Includes six million shares held in escrow.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
Interest Income
Loans held for sale	$160	$248	$421	$562	$515
Loans held in portfolio	4,156	3,992	3,786	3,900	4,053
Available-for-sale securities	380	392	351	332	392
Trading assets	101	108	108	113	102
Other interest and dividend income	79	116	82	101	148
Total interest income	4,876	4,856	4,748	5,008	5,210
Interest Expense
Deposits	1,464	1,650	1,723	1,772	1,843
Borrowings	1,365	1,192	991	1,155	1,369
Total interest expense	2,829	2,842	2,714	2,927	3,212
Net interest income	2,047	2,014	2,034	2,081	1,998
Provision for loan losses	1,534	967	372	234	344
Net interest income after provision for loan losses	513	1,047	1,662	1,847	1,654
Noninterest Income
Revenue from sales and servicing of home mortgage loans	358	161	300	125	164
Revenue from sales and servicing of consumer loans	375	418	403	443	372
Depositor and other retail banking fees	769	740	720	665	692
Credit card fees	214	209	183	172	182
Securities fees and commissions	63	67	70	60	54
Insurance income	29	29	29	29	30
Loss on trading assets	(267)	(153)	(145)	(108)	(81)
Gain (loss) on other available-for-sale securities	(261)	(99)	7	35	(1)
Other income	85	7	191	120	180
Total noninterest income	1,365	1,379	1,758	1,541	1,592
Noninterest Expense
Compensation and benefits	877	910	977	1,002	945
Occupancy and equipment	488	371	354	376	476
Telecommunications and outsourced information services	134	135	132	129	133
Depositor and other retail banking losses	72	71	58	61	64
Advertising and promotion	108	125	113	98	107
Professional fees	89	52	55	38	89
Foreclosed asset expense	133	82	56	39	34
Goodwill impairment charge	1,775	-	-	-	-
Other expense	490	445	393	362	409
Total noninterest expense	4,166	2,191	2,138	2,105	2,257
Minority interest expense	65	53	42	43	34
Income (loss) from continuing operations before income taxes	(2,353)	182	1,240	1,240	955
Income taxes	(486)	(4)	410	456	315
Income (loss) from continuing operations	(1,867)	186	830	784	640
Discontinued Operations(1)
Income from discontinued operations before income taxes	-	-	-	-	2
Gain on disposition of discontinued operations	-	-	-	-	667
Income taxes	-	-	-	-	251
Income from discontinued operations	-	-	-	-	418
Net Income (Loss)	$(1,867)	$186	$830	$784	$1,058
Net Income (Loss) Applicable to Common Stockholders	$(1,875)	$178	$822	$777	$1,050

Basic Earnings Per Common Share:
Income (loss) from continuing operations	$(2.19)	$0.21	$0.95	$0.89	$0.68
Income from discontinued operations	-	-	-	-	0.45
Net Income (Loss)	(2.19)	0.21	0.95	0.89	1.13

Diluted Earnings Per Common Share:
Income (loss) from continuing operations	$(2.19)	$0.20	$0.92	$0.86	$0.66
Income from discontinued operations	-	-	-	-	0.44
Net Income (Loss)	(2.19)	0.20	0.92	0.86	1.10

Dividends declared per common share	0.56	0.56	0.55	0.54	0.53
Basic weighted average number of common shares outstanding (in thousands)	855,518	857,005	868,968	874,816	931,484
Diluted weighted average number of common shares outstanding (in thousands)	855,532	876,002	893,090	899,706	955,817

(1)	Represents WM Advisors, Inc., the Company's retail mutual fund management business, which was sold in the fourth quarter of 2006.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Year Ended
	Dec. 31,	Dec. 31,
	2007	2006
Interest Income
Loans held for sale	$1,391	$1,807
Loans held in portfolio	15,835	15,533
Available-for-sale securities	1,455	1,460
Trading assets	430	606
Other interest and dividend income	378	501
Total interest income	19,489	19,907
Interest Expense
Deposits	6,610	6,263
Borrowings	4,702	5,523
Total interest expense	11,312	11,786
Net interest income	8,177	8,121
Provision for loan losses	3,107	816
Net interest income after provision for loan losses	5,070	7,305
Noninterest Income
Revenue from sales and servicing of home mortgage loans	944	768
Revenue from sales and servicing of consumer loans	1,639	1,527
Depositor and other retail banking fees	2,893	2,567
Credit card fees	778	637
Securities fees and commissions	260	215
Insurance income	116	127
Loss on trading assets	(673)	(154)
Loss on other available-for-sale securities	(319)	(9)
Other income	404	699
Total noninterest income	6,042	6,377
Noninterest Expense
Compensation and benefits	3,766	3,937
Occupancy and equipment	1,589	1,711
Telecommunications and outsourced information services	530	554
Depositor and other retail banking losses	262	229
Advertising and promotion	445	443
Professional fees	233	227
Foreclosed asset expense	309	117
Goodwill impairment charge	1,775	-
Other expense	1,691	1,589
Total noninterest expense	10,600	8,807
Minority interest expense	203	105
Income from continuing operations before income taxes	309	4,770
Income taxes	376	1,656
Income (loss) from continuing operations	(67)	3,114
Discontinued Operations(1)
Income from discontinued operations before income taxes	-	42
Gain on disposition of discontinued operations	-	667
Income taxes	-	265
Income from discontinued operations	-	444
Net Income (Loss)	$(67)	$3,558
Net Income (Loss) Applicable to Common Stockholders	$(98)	$3,550

Basic Earnings Per Common Share:
Income (loss) from continuing operations	$(0.11)	$3.27
Income from discontinued operations	-	0.47
Net Income (Loss)	(0.11)	3.74

Diluted Earnings Per Common Share:
Income (loss) from continuing operations	$(0.12)	$3.18
Income from discontinued operations	-	0.46
Net Income (Loss)	(0.12)	3.64

Dividends declared per common share	2.21	2.06
Basic weighted average number of common shares outstanding (in thousands)	864,004	948,371
Diluted weighted average number of common shares outstanding (in thousands)	866,183	975,406

(1)	Represents WM Advisors, Inc., the Company's retail mutual fund management business, which was sold in the fourth quarter of 2006.

Washington Mutual, Inc.
Consolidated Statements of Financial Condition
(dollars in millions)
(unaudited)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
Assets
Cash and cash equivalents	$9,560	$11,370	$4,167	$4,047	$6,948
Federal funds sold and securities purchased under agreements to resell	1,877	4,042	3,267	8,279	3,743
Trading assets	2,768	3,797	5,534	5,290	4,434
Available-for-sale securities, total amortized cost of $27,789, $28,725,
$28,934, $22,921, and $25,073:
Mortgage-backed securities	19,249	20,562	20,393	16,543	18,601
Investment securities	8,291	7,844	7,947	6,296	6,377
Total available-for-sale securities	27,540	28,406	28,340	22,839	24,978
Loans held for sale	5,403	7,586	19,327	26,874	44,970
Loans held in portfolio	244,386	237,132	214,994	217,021	224,960
Allowance for loan losses	(2,571)	(1,889)	(1,560)	(1,540)	(1,630)
Loans held in portfolio, net	241,815	235,243	213,434	215,481	223,330
Investment in Federal Home Loan Banks	3,351	2,808	1,596	2,230	2,705
Mortgage servicing rights	6,278	6,794	7,231	6,507	6,193
Goodwill	7,287	9,062	9,056	9,052	9,050
Other assets	22,034	21,002	20,267	19,386	19,937
Total assets	$327,913	$330,110	$312,219	$319,985	$346,288
Liabilities
Deposits:
Noninterest-bearing deposits	$30,389	$31,341	$33,557	$34,367	$33,386
Interest-bearing deposits	151,537	162,939	167,823	175,842	180,570
Total deposits	181,926	194,280	201,380	210,209	213,956
Federal funds purchased and commercial paper	2,003	2,482	3,390	563	4,778
Securities sold under agreements to repurchase	4,148	4,732	9,357	8,323	11,953
Advances from Federal Home Loan Banks	63,852	52,530	21,412	24,735	44,297
Other borrowings	38,958	40,887	40,313	39,430	32,852
Other liabilities	8,523	8,313	9,212	9,694	9,035
Minority interests	3,919	2,945	2,945	2,453	2,448
Total liabilities	303,329	306,169	288,009	295,407	319,319
Stockholders' equity
Preferred stock	3,392	492	492	492	492
Capital surplus - common stock	2,630	2,575	2,715	3,121	5,825
Accumulated other comprehensive loss	(359)	(390)	(568)	(268)	(287)
Retained earnings	18,921	21,264	21,571	21,233	20,939
Total stockholders' equity	24,584	23,941	24,210	24,578	26,969
Total liabilities and stockholders' equity	$327,913	$330,110	$312,219	$319,985	$346,288

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,		Dec. 31,
	2007	2007	2007	2007		2006
Stockholders' Equity Rollforward
Balance, beginning of period	$23,941	$24,210	$24,578	$26,969		$26,458
Net income (loss)	(1,867)	186	830	784		1,058
Cumulative effect from the adoption of new accounting pronouncements	-	-	-	(6)	(1)	(157)	(2)
Other comprehensive income (loss), net of income taxes	31	177	(300)	19		50
Cash dividends declared on common stock	(482)	(485)	(484)	(476)		(496)
Cash dividends declared on preferred stock	(8)	(8)	(8)	(7)		(8)
Cash dividends returned(3)	15	-	-	-		-
Common stock repurchased and retired(4)	-	(199)	(500)	(2,797)		-
Common stock issued	54	60	94	92		64
Preferred stock issued	2,900	-	-	-		-
Balance, end of period	$24,584	$23,941	$24,210	$24,578		$26,969

(1)	As of January 1, 2007, the Company adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes.
(2)
On December 31, 2006, the Company adopted Statement of Financial Accounting Standards ("Statement") No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans.  Statement No. 158 requires an entity to recognize the overfunded or underfunded status of its defined benefit postretirement plans as an asset or liability in its statement of financial condition and to recognize changes, through comprehensive income, in that funded status in the year in which the changes occur.  The cumulative effects, net of income taxes, resulted in a $274 million decrease to December 31, 2006 other assets and a $117 million decrease to December 31, 2006 other liabilities.

(3)	Represents accumulated dividends on shares returned from escrow.
(4)
The Company repurchased zero, 7.2 million, 13.5 million,  61.4 million and 1.7 million shares of its common stock during the three months ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006.  At December 31, 2007, the total remaining common stock repurchase authority was 47.5 million shares.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Year Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2007	2007	2007	2006	2007	2006
RETAIL BANKING GROUP
Condensed income statement:
Net interest income	$1,261	$1,306	$1,291	$1,284	$1,247	$5,142	$5,201
Provision for loan losses	663	318	91	62	47	1,134	167
Noninterest income	850	833	820	751	774	3,254	2,914
Inter-segment revenue	5	9	16	18	15	48	58
Noninterest expense	1,215	1,150	1,132	1,070	1,098	4,567	4,364
Income from continuing operations before income taxes	238	680	904	921	891	2,743	3,642
Income taxes	(40)	224	339	346	340	869	1,392
Income from continuing operations	278	456	565	575	551	1,874	2,250
Income from discontinued operations	-	-	-	-	12	-	38
Net income	$278	$456	$565	$575	$563	$1,874	$2,288
Performance and other data:
Efficiency ratio	57.40%	53.53%	53.24%	52.13%	53.95%	54.09%	53.39%
Average loans	$145,486	$147,357	$149,716	$155,206	$172,013	$149,409	$177,401
Average assets	155,103	157,196	159,518	165,047	182,240	159,184	187,735
Average deposits:
Checking deposits:
Noninterest bearing	22,748	22,860	23,107	22,331	21,873	22,763	21,274
Interest bearing	26,328	28,406	30,282	31,739	33,010	29,169	36,391
Total checking deposits	49,076	51,266	53,389	54,070	54,883	51,932	57,665
Savings and money market deposits	44,623	43,524	43,814	43,103	41,442	43,769	38,843
Time deposits	49,034	50,131	48,049	46,857	47,188	48,532	43,836
Average deposits	142,733	144,921	145,252	144,030	143,513	144,233	140,344
Loan volume	3,417	5,172	5,760	4,576	4,154	18,926	20,354
Employees at end of period	28,784	28,263	28,131	27,837	27,629	28,784	27,629
CARD SERVICES GROUP
Managed basis(1)
Condensed income statement:
Net interest income	$694	$674	$649	$641	$652	$2,659	$2,496
Provision for loan losses	591	611	523	388	555	2,113	1,647
Noninterest income	315	400	393	474	451	1,581	1,528
Noninterest expense	338	364	306	329	318	1,337	1,205
Income before income taxes	80	99	213	398	230	790	1,172
Income taxes	(12)	33	80	149	88	250	448
Net income	$92	$66	$133	$249	$142	$540	$724
Performance and other data:
Efficiency ratio	33.51%	33.91%	29.33%	29.51%	28.83%	31.53%	29.96%
Average loans	$26,665	$25,718	$24,234	$23,604	$22,875	$25,066	$21,294
Average assets	28,961	28,206	26,762	26,039	25,472	27,502	23,888
Employees at end of period	2,860	2,878	2,827	2,579	2,611	2,860	2,611

Securitization adjustments
Condensed income statement:
Net interest income	$(454)	$(456)	$(459)	$(414)	$(437)	$(1,783)	$(1,686)
Provision for loan losses	(335)	(288)	(294)	(282)	(280)	(1,200)	(943)
Noninterest income	119	168	165	132	157	583	743
Performance and other data:
Average loans	(16,007)	(14,488)	(13,888)	(12,507)	(12,811)	(14,233)	(12,165)
Average assets	(14,180)	(12,841)	(12,287)	(10,961)	(11,035)	(12,577)	(10,337)

Adjusted basis
Condensed income statement:
Net interest income	$240	$218	$190	$227	$215	$876	$810
Provision for loan losses	256	323	229	106	275	913	704
Noninterest income	434	568	558	606	608	2,164	2,271
Noninterest expense	338	364	306	329	318	1,337	1,205
Income before income taxes	80	99	213	398	230	790	1,172
Income taxes	(12)	33	80	149	88	250	448
Net income	$92	$66	$133	$249	$142	$540	$724
Performance and other data:
Average loans	$10,658	$11,230	$10,346	$11,097	$10,064	$10,833	$9,129
Average assets	14,781	15,365	14,475	15,078	14,437	14,925	13,551

(This table is continued on "WM-7.")

(1)
The managed basis presentation treats securitized and sold credit card receivables as if they were still on the balance sheet. The Company uses this basis in assessing the overall performance of this operating segment. The managed basis presentation of the Card Services Group is derived by adjusting the GAAP financial information to add back securitized loan balances and the related interest, fee income and provision for credit losses.  Such adjustments are eliminated as securitization adjustments when reporting GAAP results.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Year Ended
(This table is continued from "WM-6.")	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2007	2007	2007	2006	2007	2006
COMMERCIAL GROUP
Condensed income statement:
Net interest income	$200	$200	$208	$211	$201	$820	$719
Provision for loan losses	19	12	2	(10)	(70)	24	(82)
Noninterest income	(10)	(34)	63	15	41	35	99
Noninterest expense	66	67	74	74	73	282	259
Income before income taxes	105	87	195	162	239	549	641
Income taxes	11	29	73	61	91	174	245
Net income	$94	$58	$122	$101	$148	$375	$396
Performance and other data:
Efficiency ratio	34.49%	40.26%	27.42%	32.85%	30.18%	32.93%	31.68%
Average loans	$40,129	$38,333	$38,789	$38,641	$37,552	$38,975	$33,230
Average assets	42,333	40,661	41,181	41,001	40,216	41,296	35,565
Average deposits	9,762	13,816	15,294	12,028	12,189	12,722	10,364
Loan volume	4,800	4,054	4,348	3,671	4,019	16,873	12,854
Employees at end of period	1,406	1,426	1,409	1,356	1,416	1,406	1,416
HOME LOANS GROUP
Condensed income statement:
Net interest income	$230	$191	$211	$244	$270	$878	$1,165
Provision for loan losses	511	323	101	49	47	985	189
Noninterest income	329	183	389	161	125	1,061	1,296
Inter-segment expense	5	9	16	18	15	48	58
Noninterest expense	2,319	553	547	521	533	3,939	2,295
Loss before income taxes	(2,276)	(511)	(64)	(183)	(200)	(3,033)	(81)
Income taxes	(312)	(169)	(24)	(69)	(76)	(573)	(31)
Net loss	$(1,964)	$(342)	$(40)	$(114)	$(124)	$(2,460)	$(50)
Performance and other data:
Efficiency ratio	418.90%	151.23%	93.54%	134.57%	140.22%	208.33%	95.48%
Average loans	$52,278	$43,737	$43,312	$53,254	$51,048	$48,131	$47,586
Average assets	66,130	61,068	60,314	71,367	71,503	64,695	72,772
Average deposits	6,714	7,780	8,372	8,501	11,208	7,836	11,535
Loan volume	19,089	26,434	35,938	33,780	37,532	115,241	171,569
Employees at end of period	11,323	12,162	12,661	12,947	12,934	11,323	12,934
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest income (expense)	$(18)	$(39)	$(4)	$(22)	$(69)	$(86)	$(304)
Provision for loan losses	85	(9)	(51)	27	45	51	(162)
Noninterest income	(201)	(91)	60	94	152	(137)	303
Noninterest expense	228	57	79	111	235	475	684
Minority interest expense	65	53	42	43	34	203	105
Loss from continuing operations before income taxes	(597)	(231)	(14)	(109)	(231)	(952)	(628)
Income taxes	(156)	(46)	(36)	(69)	(102)	(308)	(296)
Income (loss) from continuing operations	(441)	(185)	22	(40)	(129)	(644)	(332)
Income from discontinued operations	-	-	-	-	406	-	406
Net income (loss)	$(441)	$(185)	$22	$(40)	$277	$(644)	$74
Performance and other data:
Average loans	$1,482	$1,420	$1,367	$1,345	$1,310	$1,403	$1,126
Average assets	48,215	47,570	41,817	40,891	46,233	44,651	40,722
Average deposits	26,427	32,132	37,847	46,205	47,891	35,589	41,586
Loan volume	171	113	72	107	144	462	308
Employees at end of period	5,030	5,019	4,961	4,974	5,234	5,030	5,234

(This table is continued on "WM-8.")

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Year Ended
(This table is continued from "WM-7.")	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2007	2007	2007	2006	2007	2006
RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(1)	$134	$138	$138	$137	$134	$547	$530
Noninterest income (expense)(2)	(37)	(80)	(132)	(86)	(108)	(335)	(506)
Income before income taxes	97	58	6	51	26	212	24
Income taxes(3)	23	(75)	(22)	38	(26)	(36)	(102)
Net income	$74	$133	$28	$13	$52	$248	$126
Performance and other data:
Average loans(4)	$(1,286)	$(1,385)	$(1,301)	$(1,479)	$(1,573)	$(1,362)	$(1,587)
Average assets(4)	(1,286)	(1,385)	(1,301)	(1,479)	(1,573)	(1,362)	(1,587)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$2,047	$2,014	$2,034	$2,081	$1,998	$8,177	$8,121
Provision for loan losses	1,534	967	372	234	344	3,107	816
Noninterest income	1,365	1,379	1,758	1,541	1,592	6,042	6,377
Noninterest expense	4,166	2,191	2,138	2,105	2,257	10,600	8,807
Minority interest expense	65	53	42	43	34	203	105
Income (loss) from continuing operations before income taxes	(2,353)	182	1,240	1,240	955	309	4,770
Income taxes	(486)	(4)	410	456	315	376	1,656
Income (loss) from continuing operations	(1,867)	186	830	784	640	(67)	3,114
Income from discontinued operations	-	-	-	-	418	-	444
Net income (loss)	$(1,867)	$186	$830	$784	$1,058	$(67)	$3,558
Performance and other data:
Efficiency ratio	122.13%	64.55%	56.38%	58.13%	62.87%	74.55%	60.75%
Average loans	$248,747	$240,692	$242,229	$258,064	$270,414	$247,389	$266,885
Average assets	325,276	320,475	316,004	331,905	353,056	323,389	348,758
Average deposits	185,636	198,649	206,765	210,764	214,801	200,380	203,829
Loan volume	27,477	35,773	46,118	42,134	45,849	151,502	205,085
Employees at end of period	49,403	49,748	49,989	49,693	49,824	49,403	49,824

(1)
Represents the difference between mortgage loan premium amortization recorded by the Retail Banking Group and the amount recognized in the Company's Consolidated Statements of Income.  For management reporting purposes, certain mortgage loans that are held in portfolio by the Retail Banking Group are treated as if they are purchased from the Home Loans Group.  Since the cost basis of these loans includes an assumed profit factor paid to the Home Loans Group, the amortization of loan premiums recorded by the Retail Banking Group reflects this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(2)	Represents the difference between gain from mortgage loans recorded by the Home Loans Group and gain from mortgage loans recognized in the Company's Consolidated Statements of Income.
(3)	Represents the tax effect of reconciling adjustments.
(4)	Represents the inter-segment offset for inter-segment loan premiums that the Retail Banking Group recognized upon transfer of portfolio loans from the Home Loans Group.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31, 2007			Sept. 30, 2007			Dec. 31, 2006
			Interest			Interest			Interest
			Income/			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets(1):
Federal funds sold and securities purchased under
agreements to resell	$1,673	4.65%	$20	$4,349	5.43%	$60	$5,597	5.33%	$76
Trading assets	3,114	12.89	101	4,509	9.54	108	4,855	8.39	102
Available-for-sale securities(2):
Mortgage-backed securities	20,104	5.47	275	20,815	5.60	291	22,176	5.60	311
Investment securities	8,029	5.22	105	7,721	5.21	101	6,437	5.04	81
Loans held for sale	7,057	8.99	160	13,344	7.41	248	31,149	6.59	515
Loans held in portfolio:
Loans secured by real estate:
Home loans(3)(4)	108,496	6.58	1,785	97,398	6.48	1,579	114,645	6.04	1,729
Home equity loans and lines of credit(4)	60,135	7.15	1,083	57,469	7.56	1,094	52,850	7.54	1,004
Subprime mortgage channel(5)	19,341	6.38	309	20,405	6.63	338	20,982	6.81	357
Home construction(6)	2,136	6.99	37	2,056	6.90	35	2,060	6.62	34
Multi-family	31,331	6.54	513	30,058	6.63	498	30,348	6.52	494
Other real estate	8,969	6.89	155	7,418	6.99	131	6,732	6.88	118
Total loans secured by real estate	230,408	6.72	3,882	214,804	6.83	3,675	227,617	6.55	3,736
Consumer:
Credit card	9,134	9.76	225	10,332	10.28	268	9,597	11.28	273
Other	213	15.77	8	233	14.83	8	280	12.54	9
Commercial	1,935	8.47	41	1,979	8.25	41	1,771	7.72	35
Total loans held in portfolio	241,690	6.86	4,156	227,348	7.01	3,992	239,265	6.76	4,053
Other	6,321	3.74	59	5,177	4.33	56	5,305	5.35	72
Total interest-earning assets	287,988	6.76	4,876	283,263	6.84	4,856	314,784	6.60	5,210
Noninterest-earning assets:
Mortgage servicing rights	6,472			6,901			6,230
Goodwill	8,907			9,056			9,011
Other assets	21,909			21,255			23,031
Total assets	$325,276			$320,475			$353,056
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$26,425	2.15	143	$28,492	2.36	169	$33,098	2.78	232
Savings and money market deposits	54,622	3.14	432	57,377	3.32	480	53,314	3.34	449
Time deposits	73,741	4.78	889	80,719	4.92	1,001	93,415	4.90	1,162
Total interest-bearing deposits	154,788	3.75	1,464	166,588	3.93	1,650	179,827	4.05	1,843
Federal funds purchased and commercial paper	3,385	4.96	42	2,991	5.40	41	6,781	5.40	93
Securities sold under agreements to repurchase	4,273	4.80	52	8,617	5.34	116	12,177	5.43	169
Advances from Federal Home Loan Banks	56,146	5.13	726	34,128	5.39	464	46,005	5.31	625
Other	39,268	5.52	545	40,567	5.60	571	34,420	5.54	482
Total interest-bearing liabilities	257,860	4.36	2,829	252,891	4.46	2,842	279,210	4.53	3,212
Noninterest-bearing sources:
Noninterest-bearing deposits	30,848			32,061			34,974
Other liabilities	8,956			8,584			10,111
Minority interests	3,665			2,945			2,061
Stockholders' equity	23,947			23,994			26,700
Total liabilities and stockholders' equity	$325,276			$320,475			$353,056
Net interest spread and net interest income		2.40	$2,047		2.38	$2,014		2.07	$1,998
Impact of noninterest-bearing sources		0.45			0.48			0.51
Net interest margin		2.85			2.86			2.58

(1)	Nonaccrual assets and related income, if any, are included in their respective categories.
(2)	The average balance and yield are based on average amortized cost balances.
(3)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $364 million, $345 million and $333 million for the three months ended December 31, 2007, September 30, 2007 and December 31, 2006.

(4)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(5)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(6)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Year Ended
	Dec. 31, 2007			Dec. 31, 2006
			Interest			Interest
			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets(1):
Federal funds sold and securities purchased under
agreements to resell	$3,475	5.31%	$184	$4,718	5.20%	$245
Trading assets	4,546	9.45	430	7,829	7.74	606
Available-for-sale securities(2):
Mortgage-backed securities	19,647	5.49	1,078	21,534	5.41	1,165
Investment securities	7,334	5.13	377	5,992	4.92	295
Loans held for sale	20,421	6.81	1,391	27,791	6.50	1,807
Loans held in portfolio:
Loans secured by real estate:
Home loans(3)(4)	98,547	6.49	6,396	120,320	5.83	7,011
Home equity loans and lines of credit(4)	56,285	7.46	4,197	52,265	7.33	3,833
Subprime mortgage channel(5)	20,125	6.62	1,333	20,202	6.31	1,275
Home construction(6)	2,074	6.79	141	2,061	6.46	133
Multi-family	30,162	6.59	1,988	27,386	6.28	1,721
Other real estate	7,504	6.98	524	5,797	6.93	402
Total loans secured by real estate	214,697	6.79	14,579	228,031	6.30	14,375
Consumer:
Credit card	10,113	10.55	1,067	8,733	11.19	977
Other	242	13.90	34	444	11.12	50
Commercial	1,916	8.10	155	1,886	6.94	131
Total loans held in portfolio	226,968	6.98	15,835	239,094	6.50	15,533
Other	4,275	4.53	194	5,220	4.90	256
Total interest-earning assets	286,666	6.80	19,489	312,178	6.38	19,907
Noninterest-earning assets:
Mortgage servicing rights	6,616			7,667
Goodwill	9,018			8,489
Other assets	21,089			20,424
Total assets	$323,389			$348,758
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$29,261	2.42	709	$36,477	2.63	960
Savings and money market deposits	56,459	3.27	1,846	48,866	2.96	1,446
Time deposits	82,551	4.91	4,055	84,106	4.59	3,857
Total interest-bearing deposits	168,271	3.93	6,610	169,449	3.70	6,263
Federal funds purchased and commercial paper	3,096	5.30	164	7,347	5.06	371
Securities sold under agreements to repurchase	8,330	5.32	443	15,257	5.12	781
Advances from Federal Home Loan Banks	37,144	5.28	1,963	56,619	4.99	2,828
Other	38,157	5.59	2,132	28,796	5.36	1,543
Total interest-bearing liabilities	254,998	4.44	11,312	277,468	4.25	11,786
Noninterest-bearing sources:
Noninterest-bearing deposits	32,109			34,380
Other liabilities	9,155			8,865
Minority interests	2,933			1,639
Stockholders' equity	24,194			26,406
Total liabilities and stockholders' equity	$323,389			$348,758
Net interest spread and net interest income		2.36	$8,177		2.13	$8,121
Impact of noninterest-bearing sources		0.49			0.47
Net interest margin		2.85			2.60

(1)	Nonaccrual assets and related income, if any, are included in their respective categories.
(2)	The average balance and yield are based on average amortized cost balances.
(3)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $1.41 billion and $1.07 billion for the years ended December 31, 2007 and December 31, 2006.

(4)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(5)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(6)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	Sept. 30, 2007	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	to Dec. 31, 2007	2007	2007	2007	2007	2006
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$(245)	$23,476	$23,721	$24,142	$24,400	$22,838
Interest bearing	(1,564)	25,713	27,277	29,592	31,523	32,723
Total checking deposits	(1,809)	49,189	50,998	53,734	55,923	55,561
Savings and money market deposits	1,627	44,987	43,360	43,617	44,058	41,943
Time deposits(1)	(1,330)	49,410	50,740	48,140	47,262	46,821
Total retail deposits	(1,512)	143,586	145,098	145,491	147,243	144,325
Commercial business and other deposits	(5,269)	11,267	16,536	19,186	17,741	15,175
Brokered deposits:
Consumer	605	18,089	17,484	17,153	18,995	22,299
Institutional	(5,592)	2,515	8,107	11,025	17,256	22,339
Custodial and escrow deposits(2)	(586)	6,469	7,055	8,525	8,974	9,818
Total deposits	$(12,354)	$181,926	$194,280	$201,380	$210,209	$213,956

(1)	Weighted average remaining maturity of time deposits was 7 months at December 31, 2007 and at September 30, 2007, 8 months at June 30, 2007 and 9 months at March 31, 2007 and December 31, 2006.
(2)	Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
Retail Deposit Accounts(number of accounts)
Noninterest-bearing checking	10,960,270	10,824,548	10,449,887	9,983,313	9,611,706
Interest-bearing checking	1,273,673	1,334,902	1,399,203	1,459,534	1,503,365
Savings and money market	7,118,349	7,087,311	6,936,870	6,708,784	6,525,772
Total transaction accounts, end of period(1)	19,352,292	19,246,761	18,785,960	18,151,631	17,640,843

Net change in noninterest-bearing checking accounts	135,722	374,661	466,574	371,607	208,634
Net change in checking accounts	74,493	310,360	406,243	327,776	179,784

(1)	Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
Retail Banking Stores
Stores, beginning of period	2,212	2,235	2,228	2,225	2,225
Stores opened during the quarter	50	10	11	6	81	(1)
Stores closed during the quarter	(5)	(33)	(4)	(3)	(81)
Stores, end of period	2,257	2,212	2,235	2,228	2,225

(1)	Includes 26 retail banking stores acquired through the merger with Commercial Capital Bancorp.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$2,372	$5,865	$7,888	$7,777	$9,487
Other ARMs	10	111	22	36	13
Total short-term adjustable-rate loans	2,382	5,976	7,910	7,813	9,500
Medium-term adjustable-rate loans(2)	7,545	10,177	14,953	13,567	17,323
Fixed-rate loans	7,382	6,176	8,172	8,824	7,351
Total home loan volume	17,309	22,329	31,035	30,204	34,174
Home equity loans and lines of credit	4,619	8,544	9,988	7,600	6,944
Home construction(3)	378	483	426	298	298
Multi-family	3,412	2,856	3,067	2,663	2,977
Other real estate	1,487	1,285	1,246	1,080	1,182
Total loans secured by real estate(4)	27,205	35,497	45,762	41,845	45,575
Commercial	272	276	356	289	274
Total loan volume	$27,477	$35,773	$46,118	$42,134	$45,849
Loan Volume by Channel
Retail	$17,341	$21,223	$24,707	$21,171	$22,417
Wholesale	9,536	13,387	17,020	14,746	16,834
Purchased	600	1,163	4,391	6,217	6,398
Correspondent	-	-	-	-	200
Total loan volume by channel	$27,477	$35,773	$46,118	$42,134	$45,849
Refinancing Activity(5)
Home loan refinancing	$12,297	$14,722	$22,637	$22,552	$25,060
Home equity loans and lines of credit	46	143	157	550	599
Home construction loans	30	30	20	12	2
Multi-family and other real estate	1,436	1,225	1,378	1,131	1,254
Total refinancing	$13,809	$16,120	$24,192	$24,245	$26,915

(1)	Short-term adjustable-rate loans reprice within one year.
(2)	Medium-term adjustable-rate loans reprice after one year.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)
Includes mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name of $22 million, $483 million, $2.45 billion, $3.48 billion and $6.07 billion for the three months ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006.

(5)	Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Year Ended
	Dec. 31,	Dec. 31,
	2007	2006
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$23,902	$42,594
Other ARMs	180	3,384
Total short-term adjustable-rate loans	24,082	45,978
Medium-term adjustable-rate loans(2)	46,242	64,936
Fixed-rate loans	30,554	47,469
Total home loan volume	100,878	158,383
Home equity loans and lines of credit	30,752	31,037
Home construction(3)	1,584	1,481
Multi-family	11,997	9,428
Other real estate	5,097	3,668
Total loans secured by real estate(4)	150,308	203,997
Commercial	1,194	1,088
Total loan volume	$151,502	$205,085
Loan Volume by Channel
Retail	$84,442	$89,688
Wholesale	54,690	64,501
Purchased	12,370	37,310
Correspondent	-	13,586
Total loan volume by channel	$151,502	$205,085
Refinancing Activity(5)
Home loan refinancing	$72,209	$102,589
Home equity loans and lines of credit	897	1,665
Home construction loans	91	39
Multi-family and other real estate	5,169	3,590
Total refinancing	$78,366	$107,883

(1)	Short-term adjustable-rate loans reprice within one year.
(2)	Medium-term adjustable-rate loans reprice after one year.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)
Includes mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name of  $6.44 billion and $30.76 billion for the years ended December 31, 2007 and December 31, 2006.

(5)	Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	Sept. 30, 2007	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	to Dec. 31, 2007	2007	2007	2007	2007	2006
Loans Held in Portfolio
Loans secured by real estate:
Home:
Short-term adjustable-rate loans(1):
Option ARMs(2)	$(877)	$56,969	$57,846	$53,455	$58,130	$63,557
Other ARMs	753	16,231	15,478	13,538	13,501	15,091
Total short-term adjustable-rate loans	(124)	73,200	73,324	66,993	71,631	78,648
Medium-term adjustable-rate loans(3)	3,266	41,274	38,008	29,647	29,924	29,774
Fixed-rate loans	192	12,005	11,813	9,505	9,506	9,782
Total home loans	3,334	126,479	123,145	106,145	111,061	118,204
Home equity loans and lines of credit	1,657	63,488	61,831	58,631	56,123	54,924
Home construction(4)	116	2,226	2,110	2,058	2,071	2,082
Multi-family	923	31,754	30,831	29,290	29,515	30,161
Other real estate	1,189	9,524	8,335	6,879	6,728	6,745
Total loans secured by real estate(5)	7,219	233,471	226,252	203,003	205,498	212,116
Consumer:
Credit card	40	8,831	8,791	9,913	9,490	10,861
Other	(19)	205	224	243	261	276
Commercial	14	1,879	1,865	1,835	1,772	1,707
Total loans held in portfolio(6)	7,254	244,386	237,132	214,994	217,021	224,960
Less: allowance for loan losses	(682)	(2,571)	(1,889)	(1,560)	(1,540)	(1,630)
Total loans held in portfolio, net	$6,572	$241,815	$235,243	$213,434	$215,481	$223,330

(1)	Short-term adjustable-rate loans reprice within one year.
(2)
The total amount by which the unpaid principal balance of Option ARM loans exceeded their original principal amount was $1.73 billion, $1.50 billion, $1.30 billion, $1.12 billion and $888 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006.

(3)	Medium-term adjustable-rate loans reprice after one year.
(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5)
Includes subprime mortgage channel loans, comprising mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio as follows:

Subprime Mortgage Channel	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
Home loans	$16,092	$17,285	$17,602	$17,610	$18,725
Home equity loans and lines of credit	2,525	2,711	2,855	2,749	2,042
Total	$18,617	$19,996	$20,457	$20,359	$20,767

(6)
Includes net unamortized deferred loan costs of $1.45 billion, $1.44 billion, $1.58 billion, $1.71 billion and $1.88 billion at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

			Weighted		Weighted		Weighted
	Change from		Average		Average		Average
	Sept. 30, 2007	Dec. 31,	Coupon	Sept. 30,	Coupon	Dec. 31,	Coupon
	to Dec. 31, 2007	2007	Rate	2007	Rate	2006	Rate
Selected Loans Secured by Real Estate
Home loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	$(877)	$56,969	7.69%	$57,846	7.61%	$63,557	7.44%
Other ARMs	753	16,231	6.99	15,478	7.19	15,091	7.17
Total short-term adjustable-rate loans	(124)	73,200	7.54	73,324	7.52	78,648	7.39
Medium-term adjustable-rate loans(2)	3,266	41,274	6.45	38,008	6.33	29,774	5.77
Fixed-rate loans	192	12,005	6.75	11,813	6.74	9,782	6.65
Total home loans held in portfolio	3,334	126,479	7.11	123,145	7.09	118,204	6.92
Home equity loans and lines of credit:
Adjustable-rate	2,124	53,099	7.52	50,975	7.94	44,685	8.21
Fixed-rate	(467)	10,389	7.72	10,856	7.75	10,239	7.29
Total home equity loans and lines of credit	1,657	63,488	7.55	61,831	7.91	54,924	8.04
Multi-family loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	(787)	6,294	7.12	7,081	7.25	9,164	7.18
Other ARMs	(269)	8,110	6.40	8,379	6.53	7,473	7.12
Total short-term adjustable-rate loans	(1,056)	14,404	6.71	15,460	6.86	16,637	7.15
Medium-term adjustable-rate loans(2)	1,943	15,451	6.14	13,508	6.12	11,757	5.68
Fixed-rate loans	36	1,899	6.28	1,863	6.31	1,767	6.44
Total multi-family loans held in portfolio	923	31,754	6.41	30,831	6.50	30,161	6.54
Total selected loans held in portfolio secured by real estate(3)	5,914	221,721	7.13	215,807	7.24	203,289	7.17
Loans held for sale(4)	(1,854)	4,373	6.12	6,227	6.36	44,724	6.32
Total selected loans secured by real estate	$4,060	$226,094	7.12	$222,034	7.21	$248,013	7.01

(1)	Short-term adjustable-rate loans reprice within one year.
(2)	Medium-term adjustable-rate loans reprice after one year.
(3)
At December 31, 2007, September 30, 2007 and December 31, 2006, adjustable-rate loans with lifetime caps were $182.12 billion, $175.21 billion and $169.60 billion with a lifetime weighted average cap rate of 12.49%, 12.44% and 12.29%.

(4)	Excludes credit card and student loans.

	Sept. 30, 2007	Dec. 31, 2006
	to Dec. 31, 2007	to Dec. 31, 2007
Rollforward of Loans Held for Sale
Balance, beginning of period	$7,586	$44,970
Mortgage loans originated, purchased and transferred from held in portfolio	9,424	83,372
Mortgage loans transferred to held in portfolio	(577)	(20,255)
Mortgage loans sold and other(1)	(10,700)	(103,468)
Net change in consumer loans held for sale	(330)	784
Balance, end of period	$5,403	$5,403

Rollforward of Home Loans Held in Portfolio
Balance, beginning of period	$123,145	$118,204
Loans originated, purchased and transferred from held for sale	8,644	44,656
Loan payments, transferred to held for sale and other	(5,310)	(36,381)
Balance, end of period	$126,479	$126,479

(1)	The unpaid principal balance ("UPB") of home loans sold was $8.35 billion and $92.93 billion for the three and twelve months ended December 31, 2007.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
Detail of Revenue from Sales and Servicing of Home Mortgage Loans	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
Gain (loss) from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments(1):
Gain (loss) from home mortgage loans and originated mortgage-backed securities	$7	$(169)	$66	$149	$64
Revaluation gain (loss) from derivatives economically hedging loans held for sale	(12)	(53)	126	(54)	91
Gain (loss) from home mortgage loans and originated mortgage-backed securities,
net of hedging and risk management instruments	(5)	(222)	192	95	155
Home mortgage loan servicing revenue:
Home mortgage loan servicing revenue(2)	490	516	526	514	497
Change in MSR fair value due to payments on loans and other	(255)	(351)	(401)	(356)	(375)
Net mortgage loan servicing revenue	235	165	125	158	122
Change in MSR fair value due to valuation inputs or assumptions	(390)	(201)	530	(96)	(80)
Revaluation gain (loss) from derivatives economically hedging MSR	518	419	(547)	(32)	(33)
Home mortgage loan servicing revenue, net of MSR valuation
changes and derivative risk management instruments	363	383	108	30	9
Total revenue from sales and servicing of home mortgage loans	$358	$161	$300	$125	$164

	Year Ended
Detail of Revenue from Sales and Servicing of Home Mortgage Loans	Dec. 31,	Dec. 31,
	2007	2006
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments(1):
Gain from home mortgage loans and originated mortgage-backed securities	$52	$626
Revaluation gain from derivatives economically hedging loans held for sale	7	109
Gain from home mortgage loans and originated mortgage-backed securities,
net of hedging and risk management instruments	59	735
Home mortgage loan servicing revenue:
Home mortgage loan servicing revenue(2)	2,047	2,181
Change in MSR fair value due to payments on loans and other	(1,363)	(1,654)
Net mortgage loan servicing revenue	684	527
Change in MSR fair value due to valuation inputs or assumptions	(157)	299
Revaluation gain (loss) from derivatives economically hedging MSR	358	(636)
Adjustment to MSR fair value for MSR sale	-	(157)
Home mortgage loan servicing revenue, net of MSR valuation
changes and derivative risk management instruments	885	33
Total revenue from sales and servicing of home mortgage loans	$944	$768

(1)	Originated mortgage-backed securities represent available-for-sale securities retained on the balance sheet subsequent to the securitization of mortgage loans that were originated by the Company.
(2)
Includes contractually specified servicing fees (net of guarantee fees paid to government housing-sponsored enterprises, where applicable), late charges and loan pool expenses (the shortfall of the scheduled interest required to be remitted to investors and that which is collected from borrowers upon payoff).

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
MSR Valuation and Risk Management:
Change in MSR fair value due to valuation inputs or assumptions	$(390)	$(201)	$530	$(96)	$(80)
Gain (loss) on MSR risk management instruments:
Revaluation gain (loss) from derivatives	518	419	(547)	(32)	(33)
Revaluation gain (loss) from certain trading securities	-	4	(4)	4	(5)
Total gain (loss) on MSR risk management instruments	518	423	(551)	(28)	(38)
Total changes in MSR valuation and risk management	$128	$222	$(21)	$(124)	$(118)

	Year Ended
	Dec. 31,	Dec. 31,
	2007	2006
MSR Valuation and Risk Management(1):
Change in MSR fair value due to valuation inputs or assumptions	$(157)	$299
Gain (loss) on MSR risk management instruments:
Revaluation gain (loss) from derivatives	358	(636)
Revaluation gain (loss) from certain trading securities	4	(55)
Loss from certain available-for-sale securities	-	(1)
Total gain (loss) on MSR risk management instruments	362	(692)
Total changes in MSR valuation and risk management	$205	$(393)

(1)	Excludes $157 million downward adjustment to MSR fair value recognized in the year ended December 31, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
Rollforward of Mortgage Servicing Rights(1)
Balance, beginning of period	$6,794	$7,231	$6,507	$6,193	$6,288
Home loans:
Additions	127	116	592	760	357
Change in MSR fair value due to payments on loans and other	(255)	(351)	(401)	(356)	(375)
Change in MSR fair value due to valuation inputs or
assumptions	(390)	(201)	530	(96)	(80)
Sale of MSR	-	-	-	-	1
Net change in commercial real estate MSR	2	(1)	3	6	2
Balance, end of period	$6,278	$6,794	$7,231	$6,507	$6,193
Rollforward of Mortgage Loans Serviced for Others
Balance, beginning of period	$463,436	$474,867	$467,782	$444,696	$439,208
Home loans:
Additions	7,814	8,700	29,949	44,550	25,833
Loan payments and other	(15,739)	(20,716)	(24,213)	(22,469)	(20,744)
Net change in commercial real estate loans	973	585	1,349	1,005	399
Balance, end of period	$456,484	$463,436	$474,867	$467,782	$444,696

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
Total Servicing Portfolio
Mortgage loans serviced for others	$456,484	$463,436	$474,867	$467,782	$444,696
Consumer loans serviced for others	17,379	16,078	14,745	13,645	12,415
Servicing on retained MBS without MSR	942	980	1,023	1,082	1,140
Servicing on owned loans	238,344	232,392	218,122	226,217	251,766
Subservicing portfolio	399	418	439	465	84,797
Total servicing portfolio	$713,548	$713,304	$709,196	$709,191	$794,814

	December 31, 2007
	Unpaid	Weighted
	Principal	Average
	Balance	Servicing Fee
		(in basis points,
Mortgage Loans Serviced for Others by Loan Type		annualized)
Agency	$249,259	31
Private	176,989	57
Subprime mortgage channel-home	30,236	51
Total mortgage loans serviced for others(2)	$456,484	42

(1)	MSR as a percentage of mortgage loans serviced for others was 1.38%, 1.47%, 1.52%, 1.39% and 1.39% at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006.
(2)	Weighted average coupon rate was 6.31% at December 31, 2007.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
Allowance for Loan Losses
Balance, beginning of quarter	$1,889	$1,560	$1,540	$1,630	$1,550
Allowance transferred to loans held for sale	(105)	(217)	(81)	(148)	(158)
Allowance acquired through business combinations/other	-	-	-	7	30
Provision for loan losses	1,534	967	372	234	344
	3,318	2,310	1,831	1,723	1,766
Loans charged off:
Loans secured by real estate:
Home loans(1)	(105)	(52)	(21)	(35)	(16)
Home equity loans and lines of credit(1)	(249)	(104)	(55)	(29)	(13)
Subprime mortgage channel(2)	(277)	(146)	(103)	(40)	(52)
Home construction(3)	-	-	(1)	-	(4)
Multi-family	(4)	-	-	-	-
Other real estate	(1)	(1)	(1)	-	(1)
Total loans secured by real estate	(636)	(303)	(181)	(104)	(86)
Consumer:
Credit card	(126)	(120)	(106)	(96)	(68)
Other	(2)	(2)	(2)	(3)	(3)
Commercial	(32)	(20)	(15)	(9)	(9)
Total loans charged off	(796)	(445)	(304)	(212)	(166)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home loans(1)	4	1	1	1	-
Home equity loans and lines of credit(1)	4	3	3	3	2
Subprime mortgage channel(2)	4	1	11	1	4
Home construction(3)	2	-	-	-	-
Other real estate	2	2	-	-	-
Total loans secured by real estate	16	7	15	5	6
Consumer:
Credit card	31	14	15	16	18
Other	-	-	-	6	3
Commercial	2	3	3	2	3
Total recoveries of loans previously charged off	49	24	33	29	30
Net charge-offs	(747)	(421)	(271)	(183)	(136)
Balance, end of quarter	$2,571	$1,889	$1,560	$1,540	$1,630

Net charge-offs (annualized) as a percentage
of average loans held in portfolio	1.24%	0.74%	0.50%	0.33%	0.23%
Allowance as a percentage of loans held in portfolio	1.05	0.80	0.73	0.71	0.72

(1)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(2)
Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.  Charge-offs in the second quarter of 2007 include $26 million of amounts primarily related to uncollected borrower expenses incurred in prior periods by and owed to a third party loan servicer.

(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2007	2007	2007	2007	2006
Nonperforming Assets
Nonaccrual loans(1)(2):
Loans secured by real estate:
Home loans(3)	$2,302	$1,452	$991	$690	$640
Home equity loans and lines of credit(3)	835	533	378	297	231
Subprime mortgage channel(4)	2,721	2,356	1,707	1,503	1,283
Home construction(5)	56	44	47	41	27
Multi-family	131	120	69	60	46
Other real estate	53	49	52	52	51
Total nonaccrual loans secured by real estate	6,098	4,554	3,244	2,643	2,278
Consumer	1	1	1	1	1
Commercial	24	22	30	28	16
Total nonaccrual loans held in portfolio	6,123	4,577	3,275	2,672	2,295
Foreclosed assets(6)	979	874	750	587	480
Total nonperforming assets(7)	$7,102	$5,451	$4,025	$3,259	$2,775

Total nonperforming assets
as a percentage of total assets	2.17%	1.65%	1.29%	1.02%	0.80%

(1)
Nonaccrual loans held for sale, which are excluded from the nonaccrual balances presented above, were $4 million, $7 million, $171 million, $195 million and $185 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006.  Loans held for sale are accounted for at lower of aggregate cost or fair value, with valuation changes included as adjustments to noninterest income.

(2)
Credit card loans are exempt under regulatory rules from being classified as nonaccrual because they are charged off when they are determined to be uncollectible, or by the end of the month in which the account becomes 180 days past due.

(3)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(4)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(5)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6)
Foreclosed real estate securing Government National Mortgage Association (“GNMA”) loans of $37 million, $46 million, $49 million, $72 million and $99 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006 have been excluded.  These assets are fully collectible as the corresponding GNMA loans are insured by the Federal Housing Administration (“FHA”) or guaranteed by the Department of Veterans Affairs (“VA”).

(7)
Excludes accruing restructured loans of $251 million, $287 million, $285 million, $355 million and $330 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006.